UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

RALLYBIO CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Church Street, Suite 1020 New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203 859-3820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Rallybio Corporation (“the Company”), on February 24, 2025, the Company received a notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) Listing Qualifications Department notifying the Company that the closing bid price of the Company’s shares of common stock was below the minimum closing bid price of $1.00 per share during the prior 30 consecutive business days (the “Notice”), as required for continued listing on the Nasdaq. Pursuant to Nasdaq’s Listing Rules, the Company had until August 25, 2025 (the “Initial Compliance Date”) to regain compliance with the minimum closing bid price requirement. As of the Initial Compliance Date, the Company had not regained compliance with the minimum closing bid price requirement.

On August 26, 2025, Nasdaq notified the Company that it had approved the Company’s application to transfer its listing to the Nasdaq Capital Market and that the Company is eligible for an additional 180 calendar day period, or until February 23, 2026 (the “Second Compliance Date”), to regain compliance with the minimum closing bid price requirement. At the opening of business on August 29, 2025, the Company’s common stock was transferred to the Nasdaq Capital Market, which operates in substantially the same manner as the Nasdaq Global Select Market, where it will continue to trade under the symbol “RLYB.”

The Company intends to monitor the closing bid price for its securities and explore available options to regain compliance within the prescribed time period, including by effecting a reverse stock split, if necessary.

In the event the Company fails to regain compliance before the Second Compliance Date, the Company will receive a written notification from Nasdaq that its common stock will be delisted. If the Company were to receive such a notification, the Company could appeal Nasdaq’s determination to delist its common stock to a Nasdaq Hearings Panel.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date: August 29, 2025	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer and Treasurer